Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report on Form 10-Q/A of MyMD Pharmaceuticals, Inc. (the “Company”) for the period ended September 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, the undersigned, Chris Chapman, as the President, Chief Medical Officer, and Director of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 15, 2021	By:	/s/ Chris Chapman
Chris Chapman, M.D. President, Chief Medical Officer, and Director (Principal Executive Officer)